EXHIBIT 10.24I

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FIFTY-SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003 (CSG document no. 1926320), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.	Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-9 and the Forty-fifth Amendment (CSG document number 2301452, executed June 28, 2010) (the “Amendment”), TWC agrees to pay the fees set forth below for additional capacity of Commercial Accounts for up to an additional *** ******** (******) commercial accounts for the ACP Commercial Upgrade Service (“Additional Capacity”). As a result, Section B. Additional Capacity Fee set forth in the ACP Commercial Upgrade Service fee table in Section 2 of the Agreement as amended by the Forty-fifth Amendment shall be deleted and replaced with the following:

Description of Item/Unit of Measure	Frequency		Fee
B. Additional Capacity Fee (Note 4)
1. ***** * to ** (Note 6)	*	******	$	*	********
2. ***** ** and beyond (Note 6)	*	******	$	*	********

Note 4:	For avoidance of doubt, Additional Capacity means additional capacity over the Initial Capacity, pursuant to the Amendment, of *** ******** (******) commercial accounts with **** *** non-wireless telephone lines or more, with no limit on other phone, HSD or video services
Note 6:	No commitment is made by TWC with respect to the Additional Capacity, and TWC may terminate the Additional Capacity at any time after providing at least ****** **** ****’ prior written notice to CSG. As of the effective date of such termination, TWC shall have no further obligation to pay the Additional Capacity Fee and CSG shall no longer be required to provide the Additional Capacity. In the event TWC’s use of the Additional Capacity reaches ****** ******* (***) or **** ******** (*****) commercial customer accounts, CSG shall notify TWC of such event and the parties agree to immediately work in good faith to negotiate an increased capacity and the associated fees.

For clarification purposes, the Additional Capacity Fee listed in the above table shall be subject to Section 5.4 Adjustment to Fees of the Agreement commencing in 2013.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	The parties acknowledge and agree that CSG has provided the Additional Capacity commencing as of January 1, 2012, and therefore, following the Effective Date, CSG may invoice TWC for the ******* Additional Capacity Fee, listed in Section 1 of the above table, for the number of applicable ****** commencing effective as of January 1, 2012 through the Effective Date. Thereafter, CSG shall invoice TWC in accordance with the above ******* fees, unless TWC terminates the Additional Capacity pursuant to Note 6 of the above table. As a result of the Additional Capacity hereunder, the total of ACP Commercial Accounts capacity is increased, commencing as of January 1, 2012, from *** ******** (******) to up to ****** ******** *******).

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Frank Boncimino	By: /s/ Michael J. Henderson

Name: Frank Boncimino	Name: Michael J. Henderson

Title: SVP, Chief Information Officer	Title: EVP Sales & Marketing

Date: August 16, 2012	Date: 8/23/12

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